BATTLE FOWLER
               A Partnership Including Professional Corporations
                                280 Park Avenue
                            New York, New York 10017
                                 (212) 856-7000


                                August 18, 1988

Bear, Stearns & Co. Inc.
245 Park Avenue
New York, New York 10167

          Re:  Insured Municipal Securities Trust,
               37th Discount Series and Series 10

Dear Sirs:

          We have acted as special counsel for Bear, Stearns & Co. Inc., as Depositor, Sponsor and Principal Underwriter (the "Depositor") of Insured Municipal Securities Trust, 37th Discount Series and Insured Municipal Securities Trust, Series 10 (collectively, the "Trusts") in connection with the issuance by the Trusts, respectively, of 11,000 units of fractional undivided interest and 2,500 units of fractional undivided interest (collectively, the "Units") in such Trusts. Pursuant to the Trust Agreements referred to below, the Depositor has transferred to the Trusts certain long-term bonds and contracts to purchase certain long-term bonds together with an irrevocable letter of credit to be held by the Trustee upon the terms and conditions set forth in the Trust Agreements. (All bonds to be acquired by the Trusts are collectively referred to as the "Bonds").

          In connection with our representation, we have examined copies of the following documents relating to the creation of the Trusts and the issuance and sale of the Units: (a) the Reference Trust Agreement of even date relating to each Trust (collectively, the "Trust Agreements") among the Depositor, United States Trust Company of New York, as Trustee, and Standard & Poor's Corporation, as Evaluator; (b) the Notification of Registration on Form N-8A and the Registration Statement on Form N-8B-2, as amended, relating to the Trusts, as filed with the Securities and Exchange Commission (the "Commission") pursuant to the Investment Company Act of 1940 (the "1940 Act"); (c) the Registration Statement on Form S-6 (Registration No. 33-22988) filed with the Commission pursuant to the Securities Act of 1933 (the "1933 Act"), and Amendment No. 1 thereto (said Registration Statement, as amended by said Amendment

C/M  11939.0001 406241.1

Bear Stearns & Co.
August 18, 1988



No. 1 being herein called the "Registration Statement"); (d) the proposed form of final Prospectus (the "Prospectus") relating to the Units, which is expected to be filed with the Commission this day; (e) certified resolutions of the Executive Committee of the Depositor authorizing the execution and delivery by the Depositor of the Trust Agreements and the consummation of the transactions contemplated thereby; (f) the Certificate of Incorporation and ByLaws of the Depositor; and (g) a certificate of an authorized officer of the Depositor with respect to certain factual matters contained therein.

          We have also examined the Application for Orders of Exemption from certain provisions of Sections 14(a) and 22(d) of the 1940 Act and Rules 19b-1 and 22c-1 thereunder, and the First Amendment thereto, and the Application for Orders of Exemption from certain provisions of Sections 11(a) and 22(d) of the 1940 Act, which have been filed with the Commission by the Depositor on behalf of New York Municipal Trust, Series 1 and Subsequent Series, and the related exemptive Orders issued on November 8, 1978 and April 29, 1981.

          We have not reviewed the financial statements, compilation of the Bonds held by the Trusts, and other financial or statistical data contained in the Registration Statement and the Prospectus, as to which you have been furnished with the reports of the accountants appearing in the Registration Statement and the Prospectus.

          In addition, we have assumed the genuineness of all agreements, instruments and documents submitted to us as originals and the conformity to originals of all copies thereof submitted to us. We have also assumed the genuineness of all signatures and the legal capacity of all persons executing agreements, instruments and documents examined or relied upon by us.

          Statements in this opinion as to the validity, binding effect and enforceability of agreements, instruments and documents are subject: (i) to limitations as to enforceability imposed by bankruptcy, reorganization, moratorium, insolvency and other laws of general application relating to or affecting the enforceability of creditors' rights, and (ii) to limitations under equitable principles governing the availability of equitable remedies.

          We are not admitted to the practice of law in any jurisdiction but the State of New York and we do not hold ourselves out as experts in or express any opinion as to the laws of other states or jurisdictions except as to matters of Federal and Delaware corporate law.

C/M  11939.0001 406241.1

Bear Stearns & Co.
August 18, 1988




          Based exclusively on the foregoing, we are of the opinion that under existing law:

          (1) The Trust Agreements have been duly authorized and entered into by an authorized officer of the Depositor and are valid and binding obligations of the Depositor in accordance with their respective terms.

          (2) The execution and delivery of the Certificates evidencing the Units has been duly authorized by you and such Certificates, when executed by you as Depositor and the Trustee in accordance with the provisions of the Certificates and the respective Trust Agreements and issued for the consideration contemplated therein, will constitute fractional undivided interests in the respective Trusts, will be entitled to the benefits of the respective Trust Agreements, will conform in all material respects to the description thereof for the Units as provided in the Trust Agreements and the Registration Statement, and the Units will be fully paid and non-assessable by the Trusts.

          We hereby consent to the filing of this opinion as an exhibit to the Registration Statement and to the use of our name in the Registration Statement and in the Prospectus under the headings "Tax Status" and "Legal Opinions". We authorize you to deliver copies of this opinion to the Trustee and the Underwriters named in Schedule A to the Agreement Among Underwriters relating to each Trust and the Trustee may rely on this opinion as fully and to the same extent as if it had been addressed to it.

          This opinion is intended solely for the benefit of the addressee and the Trustee in connection with the issuance of the Units of the Trust and may not be relied upon in any other manner or by any other person without our express written consent.

                                      Very truly yours,



                                      Battle Fowler

C/M  11939.0001 406241.1

                                 BATTLE FOWLER
               A Partnership Including Professional Corporations
                                280 Park Avenue
                            New York, New York 10017
                                 (212) 856-7000

                               September 23, 1988


Bear, Stearns & Co. Inc.
245 Park Avenue
New York, New York 10167

          Re:  Insured Municipal Securities Trust,
               38th Discount Series and Series 11

Dear Sirs:

          We have acted as special counsel for Bear, Stearns & Co. Inc., as Depositor, Sponsor and Principal Underwriter (the "Depositor") of Insured Municipal Securities Trust, 38th Discount Series and Insured Municipal Securities Trust, Series 11 (collectively, the "Trusts") in connection with the issuance by the Trusts, respectively, of 11,000 units of fractional undivided interest and 2,500 units of fractional undivided interest (collectively, the "Units") in such Trusts. Pursuant to the Trust Agreements referred to below, the Depositor has transferred to the Trusts certain long-term bonds and contracts to purchase certain long-term bonds together with an irrevocable letter of credit to be held by the Trustee upon the terms and conditions set forth in the Trust Agreements. (All bonds to be acquired by the Trusts are collectively referred to as the "Bonds").

          In connection with our representation, we have examined copies of the following documents relating to the creation of the Trusts and the issuance and sale of the Units: (a) the Reference Trust Agreement of even date relating to each Trust (collectively, the "Trust Agreements") among the Depositor, United States Trust Company of New York, as Trustee, and Standard & Poor's Corporation, as Evaluator; (b) the Notification of Registration on Form N-8A and the Registration Statement on Form N-8B-2, as amended, relating to the Trusts, as filed with the Securities and Exchange Commission (the "Commission") pursuant to the Investment Company Act of 1940 (the "1940 Act"); (c) the Registration Statement on Form S-6 (Registration No. 33-24111) filed with the Commission pursuant to the Securities Act of 1933 (the "1933 Act"), and Amendment No. 1

C/M  11939.0001 406241.1

Bear Stearns & Co.
September 23, 1988



thereto (said Registration Statement, as amended by said Amendment No. 1 being herein called the "Registration Statement"; (d) the proposed form of final Prospectus (the "Prospectus") relating to the Units, which is expected to be filed with the Commission this day; (e) certified resolutions of the Executive Committee of the Depositor authorizing the execution and delivery by the Depositor of the Trust Agreements and the consummation of the transactions contemplated thereby; (f) the Certificate of Incorporation and ByLaws of the Depositor; and (g) a certificate of an authorized officer of the Depositor with respect to certain factual matters contained therein.

          We have also examined the Application for Orders of Exemption from certain provisions of Sections 14(a) and 22(d) of the 1940 Act and Rules 19b-1 and 22c-1 thereunder, and the First Amendment thereto, and the Application for Orders of Exemption from certain provisions of Sections 11(a) and 22(d) of the 1940 Act, which have been filed with the Commission by the Depositor on behalf of New York Municipal Trust, Series 1 and Subsequent Series, and the related exemptive Orders issued on November 8, 1978 and April 29, 1981.

          We have not reviewed the financial statements, compilation of the Bonds held by the Trusts, and other financial or statistical data contained in the Registration Statement and the Prospectus, as to which you have been furnished with the reports of the accountants appearing in the Registration Statement and the Prospectus.

          In addition, we have assumed the genuineness of all agreements, instruments and documents submitted to us as originals and the conformity to originals of all copies thereof submitted to us. We have also assumed the genuineness of all signatures and the legal capacity of all persons executing agreements, instruments and documents examined or relied upon by us.

          Statements in this opinion as to the validity, binding effect and enforceability of agreements, instruments and documents are subject: (i) to limitations as to enforceability imposed by bankruptcy, reorganization, moratorium, insolvency and other laws of general application relating to or affecting the enforceability of creditors' rights, and (ii) to limitations under equitable principles governing the availability of equitable remedies.

          We are not admitted to the practice of law in any jurisdiction but the State of New York and we do not hold ourselves out as experts in or express any opinion as to the laws of other

C/M  11939.0001 406241.1

Bear Stearns & Co.
September 23, 1988



states or jurisdictions except as to matters of Federal and Delaware corporate law.

          Based exclusively on the foregoing, we are of the opinion that under existing law:

          (1) The Trust Agreements have been duly authorized and entered into by an authorized officer of the Depositor and are valid and binding obligations of the Depositor in accordance with their respective terms.

          (2) The execution and delivery of the Certificates evidencing the Units has been duly authorized by you and such Certificates, when executed by you as Depositor and the Trustee in accordance with the provisions of the Certificates and the respective Trust Agreements and issued for the consideration contemplated therein, will constitute fractional undivided interests in the respective Trusts, will be entitled to the benefits of the respective Trust Agreements, will conform in all material respects to the description thereof for the Units as provided in the Trust Agreements and the Registration Statement, and the Units will be fully paid and non-assessable by the Trusts.

          We hereby consent to the filing of this opinion as an exhibit to the Registration Statement and to the use of our name in the Registration Statement and in the Prospectus under the headings "Tax Status" and "Legal Opinions". We authorize you to deliver copies of this opinion to the Trustee and the Underwriters named in Schedule A to the Agreement Among Underwriters relating to each Trust and the Trustee may rely on this opinion as fully and to the same extent as if it had been addressed to it.

          This opinion is intended solely for the benefit of the addressee and the Trustee in connection with the issuance of the Units of the Trust and may not be relied upon in any other manner or by any other person without our express written consent.

                                        Very truly yours,



                                        Battle Fowler

C/M  11939.0001 406241.1

                                 BATTLE FOWLER
               A Partnership Including Professional Corporations
                                280 Park Avenue
                            New York, New York 10017
                                 (212) 856-7000


                                October 27, 1988


Bear, Stearns & Co. Inc.
245 Park Avenue
New York, New York 10167

          Re:  Insured Municipal Securities Trust,
               39th Discount Series and Series 12

Dear Sirs:

          We have acted as special counsel for Bear, Stearns & Co. Inc., as Depositor, Sponsor and Principal Underwriter (the "Depositor") of Insured Municipal Securities Trust, 39th Discount Series and Insured Municipal Securities Trust, Series 12 (collectively, the "Trusts") in connection with the issuance by the Trusts, respectively, of 12,000 units of fractional undivided interest and 3,500 units of fractional undivided interest (collectively, the "Units") in such Trusts. Pursuant to the Trust Agreements referred to below, the Depositor has transferred to the Trusts certain long-term bonds and contracts to purchase certain long-term bonds together with an irrevocable letter of credit to be held by the Trustee upon the terms and conditions set forth in the Trust Agreements. (All bonds to be acquired by the Trusts are collectively referred to as the "Bonds").

          In connection with our representation, we have examined copies of the following documents relating to the creation of the Trusts and the issuance and sale of the Units: (a) the Reference Trust Agreement of even date relating to each Trust (collectively, the "Trust Agreements") among the Depositor, United States Trust Company of New York, as Trustee, and Standard & Poor's Corporation, as Evaluator; (b) the Notification of Registration on Form N-8A and the Registration Statement on Form N-8B-2, as amended, relating to the Trusts, as filed with the Securities and Exchange Commission (the "Commission") pursuant to the Investment Company Act of 1940 (the "1940 Act"); (c) the Registration Statement on Form S-6 (Registration No. 33-24743) filed with the Commission pursuant to the Securities Act of 1933 (the "1933 Act"), and Amendment No. 1

C/M  11939.0001 406241.1

Bear Stearns & Co.
October 27, 1988



thereto (said Registration Statement, as amended by said Amendment No. 1 being herein called the "Registration Statement"); (d) the proposed form of final Prospectus (the "Prospectus") relating to the Units, which is expected to be filed with the Commission this day; (e) certified resolutions of the Executive Committee of the Depositor authorizing the execution and delivery by the Depositor of the Trust Agreements and the consummation of the transactions contemplated thereby; (f) the Certificate of Incorporation and ByLaws of the Depositor; and (g) a certificate of an authorized officer of the Depositor with respect to certain factual matters contained therein.

          We have also examined the Application for Orders of Exemption from certain provisions of Sections 14(a) and 22(d) of the 1940 Act and Rules 19b-1 and 22c-1 thereunder, and the First Amendment thereto, and the Application for Orders of Exemption from certain provisions of Sections 11(a) and 22(d) of the 1940 Act, which have been filed with the Commission by the Depositor on behalf of New York Municipal Trust, Series 1 and Subsequent Series, and the related exemptive orders issued on November 8, 1978 and April 29, 1981.

          We have not reviewed the financial statements, compilation of the Bonds held by the Trusts, and other financial or statistical data contained in the Registration Statement and the Prospectus, as to which you have been furnished with the reports of the accountants appearing in the Registration Statement and the Prospectus.

          In addition, we have assumed the genuineness of all agreements, instruments and documents submitted to us as originals and the conformity to originals of all copies thereof submitted to us. We have also assumed the genuineness of all signatures and the legal capacity of all persons executing agreements, instruments and documents examined or relied upon by us.

          Statements in this opinion as to the validity, binding effect and enforceability of agreements, instruments and documents are subject: (i) to limitations as to enforceability imposed by bankruptcy, reorganization, moratorium, insolvency and other laws of general application relating to or affecting the enforceability of creditors' rights, and (ii) to limitations under equitable principles governing the availability of equitable remedies.

          We are not admitted to the practice of law in any jurisdiction but the State of New York and we do not hold ourselves out as experts in or express any opinion as to the laws of other

C/M  11939.0001 406241.1

Bear Stearns & Co.
October 27, 1988



states or jurisdictions except as to matters of Federal and Delaware corporate law.

          Based exclusively on the foregoing, we are of the opinion that under existing law:

          (1) The Trust Agreements have been duly authorized and entered into by an authorized officer of the Depositor and are valid and binding obligations of the Depositor in accordance with their respective terms.

          (2) The execution and delivery of the Certificates evidencing the Units has been duly authorized by you and such Certificates, when executed by you as Depositor and the Trustee in accordance with the provisions of the Certificates and the respective Trust Agreements and issued for the consideration contemplated therein, will constitute fractional undivided interests in the respective Trusts, will be entitled to the benefits of the respective Trust Agreements, will conform in all material respects to the description thereof for the Units as provided in the Trust Agreements and the Registration Statement, and the Units will be fully paid and non-assessable by the Trusts.

          We hereby consent to the filing of this opinion as an exhibit to the Registration Statement and to the use of our name in the Registration Statement and in the Prospectus under the headings "Tax Status" and "Legal Opinions". We authorize you to deliver copies of this opinion to the Trustee and the Underwriters named in Schedule A to the Agreement Among Underwriters relating to each Trust and the Trustee may rely on this opinion as fully and to the same extent as if it had been addressed to it.

          This opinion is intended solely for the benefit of the addressee and the Trustee in connection with the issuance of the Units of the Trust and may not be relied upon in any other manner or by any other person without our express written consent.


                                        Very truly yours,



                                        Battle Fowler


C/M  11939.0001 406241.1

                                 BATTLE FOWLER
               A Partnership Including Professional Corporations
                                280 Park Avenue
                            New York, New York 10017
                                 (212) 856-7000


                                December 1, 1988


Bear, Stearns & Co. Inc.
245 Park Avenue
New York, New York 10167

          Re:  Insured Municipal Securities Trust,
               40th Discount Series and Series 13

Dear Sirs:

          We have acted as special counsel for Bear, Stearns & Co. Inc., as Depositor, Sponsor and Principal Underwriter (the "Depositor") of Insured Municipal Securities Trust, 40th Discount Series and Insured Municipal Securities Trust, Series 13 (collectively, the "Trusts") in connection with the issuance by the Trusts, respectively, of 14,000 units of fractional undivided interest and 5,000 units of fractional undivided interest (collectively, the "Units") in such Trusts. Pursuant to the Trust Agreements referred to below, the Depositor has transferred to the Trusts certain long-term bonds and contracts to purchase certain long-term bonds together with an irrevocable letter of credit to be held by the Trustee upon the terms and conditions set forth in the Trust Agreements. (All bonds to be acquired by the Trusts are collectively referred to as the "Bonds").

          In connection with our representation, we have examined copies of the following documents relating to the creation of the Trusts and the issuance and sale of the Units: (a) the Reference Trust Agreement of even date relating to each Trust (collectively, the "Trust Agreements") among the Depositor, United States Trust Company of New York, as Trustee, and Standard & Poor's Corporation, as Evaluator; (b) the Notification of Registration on Form N-8A and the Registration Statement on Form N-8B-2, as amended, relating to the Trusts, as filed with the Securities and Exchange Commission (the "Commission") pursuant to the Investment Company Act of 1940 (the "1940 Act"); (c) the Registration Statement on Form S-6 (Registration No. 33-25192) filed with the Commission pursuant to the Securities Act of 1933 (the "1933 Act"), and Amendment No. 1

C/M  11939.0001 406241.1

Bear Stearns & Co.
December 1, 1988



thereto (said Registration Statement, as amended by said Amendment No. 1 being herein called the "Registration Statement"); (d) the proposed form of final Prospectus (the "Prospectus") relating to the Units, which is expected to be filed with the Commission this day; (e) certified resolutions of the Executive Committee of the Depositor authorizing the execution and delivery by the Depositor of the Trust Agreements and the consummation of the transactions contemplated thereby; (f) the Certificate of Incorporation and ByLaws of the Depositor; and (g) a certificate of an authorized officer of the Depositor with respect to certain factual matters contained therein.

          We have also examined the Application for Orders of Exemption from certain provisions of Sections 14(a) and 22(d) of the 1940 Act and Rules 19b-1 and 22c-1 thereunder, and the First Amendment thereto, and the Application for Orders of Exemption from certain provisions of Sections 11(a) and 22(d) of the 1940 Act, which have been filed with the Commission by the Depositor on behalf of New York Municipal Trust, Series 1 and Subsequent Series, and the related exemptive Orders issued on November 8, 1978 and April 29, 1981.

          We have not reviewed the financial statements, compilation of the Bonds held by the Trusts, and other financial or statistical data contained in the Registration Statement and the Prospectus, as to which you have been furnished with the reports of the accountants appearing in the Registration Statement and the Prospectus.

          In addition, we have assumed the genuineness of all agreements, instruments and documents submitted to us as originals and the conformity to originals of all copies thereof submitted to us. We have also assumed the genuineness of all signatures and the legal capacity of all persons executing agreements, instruments and documents examined or relied upon by us.

          Statements in this opinion as to the validity, binding effect and enforceability of agreements, instruments and documents are subject: (i) to limitations as to enforceability imposed by bankruptcy, reorganization, moratorium, insolvency and other laws of general application relating to or affecting the enforceability of creditors' rights, and (ii) to limitations under equitable principles governing the availability of equitable remedies.

          We are not admitted to the practice of law in any jurisdiction but the State of New York and we do not hold ourselves out as experts in or express any opinion as to the laws of other

C/M  11939.0001 406241.1

Bear Stearns & Co.
December 1, 1988



states or jurisdictions except as to matters of Federal and Delaware corporate law.

          Based exclusively on the foregoing, we are of the opinion that under existing law:

          (1) The Trust Agreements have been duly authorized and entered into by an authorized officer of the Depositor and are valid and binding obligations of the Depositor in accordance with their respective terms.

          (2) The execution and delivery of the Certificates evidencing the Units has been duly authorized by you and such Certificates, when executed by you as Depositor and the Trustee in accordance with the provisions of the Certificates and the respective Trust Agreements and issued for the consideration contemplated therein, will constitute fractional undivided interests in the respective Trusts, will be entitled to the benefits of the respective Trust Agreements, will conform in all material respects to the description thereof for the Units as provided in the Trust Agreements and the Registration Statement, and the Units will be fully paid and non-assessable by the Trusts.

          We hereby consent to the filing of this opinion as an exhibit to the Registration Statement and to the use of our name in the Registration Statement and in the Prospectus under the headings "Tax Status" and "Legal Opinions". We authorize you to deliver copies of this opinion to the Trustee and the Underwriters named in Schedule A to the Agreement Among Underwriters relating to each Trust and the Trustee may rely on this opinion as fully and to the same extent as if it had been addressed to it.

          This opinion is intended solely for the benefit of the addressee and the Trustee in connection with the issuance of the Units of the Trust and may not be relied upon in any other manner or by any other person without our express written consent.

                                        Very truly yours,



                                        Battle Fowler

C/M  11939.0001 406241.1

                                 BATTLE FOWLER
               A Partnership Including Professional Corporations
                                280 Park Avenue
                            New York, New York 10017
                                 (212) 856-7000


                               December 22, 1988





Bear, Stearns & Co. Inc.
245 Park Avenue
New York, New York 10167

          Re:  Insured Municipal Securities Trust,
               41st Discount Series and Series 14

Dear Sirs:

          We have acted as special counsel for Bear, Stearns & Co. Inc., as Depositor, Sponsor and Principal Underwriter (the "Depositor") of Insured Municipal Securities Trust, 41st Discount Series and Insured Municipal Securities Trust, Series 14 (collectively, the "Trusts") in connection with the issuance by the Trusts, respectively, of 15,000 units of fractional undivided interest and 6,000 units of fractional undivided interest (collectively, the "Units") in such Trusts. Pursuant to the Trust Agreements referred to below, the Depositor has transferred to the Trusts certain long-term bonds and contracts to purchase certain long-term bonds together with an irrevocable letter of credit to be held by the Trustee upon the terms and conditions set forth in the Trust Agreements. (All bonds to be acquired by the Trusts are collectively referred to as the "Bonds").

          In connection with our representation, we have examined copies of the following documents relating to the creation of the Trusts and the issuance and sale of the Units: (a) the Reference Trust Agreement of even date relating to each Trust (collectively, the "Trust Agreements") among the Depositor, United States Trust Company of New York, as Trustee, and Standard & Poor's Corporation, as Evaluator; (b) the Notification of Registration on Form N-8A and the Registration Statement on Form N-8B-2, as amended, relating to the Trusts, as filed with the Securities and Exchange Commission (the "Commission") pursuant to the Investment Company Act of 1940

C/M  11939.0001 406241.1

Bear Stearns & Co.
December 22, 1988



(the "1940 Act"); (c) the Registration Statement on Form S-6 (Registration No. 33-25978) filed with the Commission pursuant to the Securities Act of 1933 (the "1933 Act"), and Amendment No. 1 thereto (said Registration Statement, as amended by said Amendment No. 1 being herein called the "Registration Statement"); (d) the proposed form of final Prospectus (the "Prospectus") relating to the Units, which is expected to be filed with the Commission this day; (e) certified resolutions of the Executive Committee of the Depositor authorizing the execution and delivery by the Depositor of the Trust Agreements and the consummation of the transactions contemplated thereby; (f) the Certificate of Incorporation and ByLaws of the Depositor; and (g) a certificate of an authorized officer of the Depositor with respect to certain factual matters contained therein.

          We have also examined the Application for Orders of Exemption from certain provisions of Sections 14(a) and 22(d) of the 1940 Act and Rules 19b-1 and 22c-1 thereunder, and the First Amendment thereto, and the Application for Orders of Exemption from certain provisions of Sections 11(a) and 22(d) of the 1940 Act, which have been filed with the Commission by the Depositor on behalf of New York Municipal Trust, Series 1 and Subsequent Series, and the related exemptive Orders issued on November 8, 1978 and April 29, 1981.

          We have not reviewed the financial statements, compilation of the Bonds held by the Trusts, and other financial or statistical data contained in the Registration Statement and the Prospectus, as to which you have been furnished with the reports of the accountants appearing in the Registration Statement and the Prospectus.

          In addition, we have assumed the genuineness of all agreements, instruments and documents submitted to us as originals and the conformity to originals of all copies thereof submitted to us. We have also assumed the genuineness of all signatures and the legal capacity of all persons executing agreements, instruments and documents examined or relied upon by us.

          Statements in this opinion as to the validity, binding effect and enforceability of agreements, instruments and documents are subject: (i) to limitations as to enforceability imposed by bankruptcy, reorganizations, moratorium, insolvency and other laws of general application relating to or affecting the enforceability of creditors' rights, and (ii) to limitations under equitable principles governing the availability of equitable remedies.


C/M  11939.0001 406241.1

Bear Stearns & Co.
December 22, 1988


          We are not admitted to the practice of law in any jurisdiction but the State of New York and we do not hold ourselves out as experts in or express any opinion as to the laws of other states or jurisdictions except as to matters of Federal and Delaware corporate law.

          Based exclusively on the foregoing, we are of the opinion that under existing law:

          (1) The Trust Agreements have been duly authorized and entered into by an authorized officer of the Depositor and are valid and binding obligations of the Depositor in accordance with their respective terms.

          (2) The execution and delivery of the Certificates evidencing the Units has been duly authorized by you and such Certificates, when executed by you as Depositor and the Trustee in accordance with the provisions of the Certificates and the respective Trust Agreements and issued for the consideration contemplated therein, will constitute factional undivided interests in the respective Trusts, will be entitled to the benefits of the respective Trust Agreements, will conform in all material respects to the description thereof for the Units as provided in the Trust Agreements and the Registration Statement, and the Units will be fully paid and non-assessable by the Trusts.

          We hereby consent to the filing of this opinion as an exhibit to the Registration Statement and to the use of our name in the Registration Statement and in the Prospectus under the headings "Tax Status" and Legal Opinions". We authorize you to deliver copies of this opinion to the Trustee and the Underwriters named in Schedule A to the Agreement Among Underwriters relating to each Trust and the Trustee may rely on this opinion as fully and to the same extent as if it had been addressed to it.

          This opinion is intended solely for the benefit of the addressee and the Trustee in connection with the issuance of the Units of the Trust and may not be relied upon in any other manner or by any other person without our express written consent.


                                        Very truly yours,



                                        Battle Fowler


C/M  11939.0001 406241.1